Long-Term Debt	6 Months Ended
Jun. 30, 2016
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

	June 30, 2016	December 31, 2015
	$	$
U.S. Dollar-denominated Revolving Credit Facilities due from 2016 to 2018	311,791	329,222
U.S. Dollar-denominated Term Loans due from 2018 to 2026	1,040,984	1,150,436
Norwegian Kroner-denominated Bonds due from 2017 to 2020	310,879	294,016
Euro-denominated Term Loans due from 2018 to 2023	239,792	241,798
Total principal	1,903,446	2,015,472
Unamortized discount and debt issuance costs	(13,158)	(16,263)
Total debt	1,890,288	1,999,209
Less current portion	(227,595)	(197,197)
Long-term debt	1,662,693	1,802,012

As at June 30, 2016, the Partnership had three revolving credit facilities available of which two credit facilities are long-term and one is current. The three credit facilities, as at such date, provided for borrowings of up to $445.7 million, of which $133.9 million was undrawn. Interest payments are based on LIBOR plus margins, which ranged from 0.55% to 1.50%. The amount available under the three revolving credit facilities reduces by $163.8 million (remainder of 2016), $28.2 million (2017) and $253.7 million (2018). The revolving credit facilities may be used by the Partnership to fund general partnership purposes and to fund cash distributions. The Partnership is required to repay all borrowings used to fund cash distributions within 12 months of their being drawn, from a source other than further borrowings. One of the revolving credit facilities is unsecured while the other two revolving credit facilities are collateralized by first-priority mortgages granted on four of the Partnership’s vessels, together with other related securities, and include a guarantee from the Partnership or its subsidiaries of all outstanding amounts.

As at June 30, 2016, the Partnership had six U.S. Dollar-denominated term loans outstanding which totaled $1.0 billion in aggregate principal amount. Interest payments on the term loans are based on LIBOR plus a margin, which ranged from 0.30% to 2.80% The six term loans require either quarterly or semi-annual interest and principal payments and have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 15 of the Partnership’s vessels to which the loans relate, together with certain other related securities. In addition, at June 30, 2016, all of the outstanding term loans were guaranteed by either the Partnership or Teekay Nakilat Corporation (or the Teekay Nakilat Joint Venture).

The Partnership had issued in the Norwegian bond market a total of Norwegian Kroner (or NOK) 2.6 billion of senior unsecured bonds that mature through 2020. As at June 30, 2016, the total amount of the bonds was $310.9 million and the bonds are listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin, which ranges from 3.70% to 5.25%. The Partnership entered into cross-currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.92% to 6.88% (see Note 10) and the transfer of principal fixed at $409.0 million upon maturity in exchange for NOK 2.6 billion.

The Partnership has two Euro-denominated term loans outstanding, which as at June 30, 2016, totaled 215.9 million Euros ($239.8 million). Interest payments are based on EURIBOR plus margins, which ranged from 0.60% to 2.25%as at June 30, 2016, and the loans require monthly interest and principal payments. The term loans have varying maturities through 2023. The term loans are collateralized by first-priority mortgages on two vessels to which the loans relate, together with certain other related security and are guaranteed by the Partnership and one of its subsidiaries.

The weighted-average effective interest rate for the Partnership’s long-term debt outstanding at June 30, 2016 and December 31, 2015 were 2.54% and 2.33%, respectively. These rates do not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 10). At June 30, 2016, the margins on the Partnership’s outstanding revolving credit facilities and term loans ranged from 0.30% to 2.80%.

All Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s NOK-denominated bonds, the Partnership’s Euro-denominated term loans and restricted cash, and the change in the valuation of the Partnership’s cross-currency swaps, the Partnership incurred foreign exchange (losses) gains of $(0.5) million and $(9.5) million for the three months ended June 30, 2016 and 2015, respectively, and $(10.6) million and $16.4 million for the six months ended June 30, 2016 and 2015, respectively, of which these amounts were primarily unrealized.

The aggregate annual long-term debt principal repayments required subsequent to June 30, 2016 are $85.8 million (remainder of 2016), $208.5 million (2017), $804.0 million (2018), $95.8 million (2019), $182.4 million (2020) and $526.9 million (thereafter).

Certain loan agreements require that (a) the Partnership maintains minimum levels of tangible net worth and aggregate liquidity, (b) the Partnership maintains certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Partnership not exceed a maximum amount of leverage, and (d) certain of the Partnership’s subsidiaries maintains restricted cash deposits. The Partnership has one facility that requires us to maintain a vessel-value-to-outstanding-loan-principal-balance ratio of 115%, which as at June 30, 2016 was 202%. The vessel value was determined using second-hand market comparables or using a depreciated replacement cost approach. Since vessel values can be volatile, the Partnership’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Partnership sold any of the vessels. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership is in default under its term loans or revolving credit facilities. As at June 30, 2016, the Partnership was in compliance with all covenants relating to the Partnership’s credit facilities and term loans.

The Partnership maintains restricted cash deposits relating to certain term loans, collateral for cross-currency swaps, project tenders, leasing arrangements (see Note 11b) and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs, which cash totaled $110.4 million and $111.5 million as at June 30, 2016 and December 31, 2015, respectively.